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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2002

COASTCAST CORPORATION
(Exact name of registrant as specified in its charter)

California	001-12676	95-3454926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 E. Victoria Street
Rancho Dominguez, California 90221
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (310) 638-0595

Exhibit Index on Page 5

Item 5.    Other Events.

        On September 12, 2002, Coastcast Corporation (the "Company") issued a press release announcing that it received notification from the New York Stock Exchange ("NYSE") that trading in the Company's common stock will be suspended prior to the opening on Monday, September 23, 2002, or such earlier date as (i) the Company is approved to commence trading in another securities marketplace, or (ii) there is a material adverse development. The NYSE also notified the Company that following its suspension, the NYSE will inform the United States Securities and Exchange Commission of its intent to delist the Company's common stock from trading on the NYSE.

        A copy of the press release is filed as Exhibit 99.01 and incorporated herein by reference.

Item 7.    Exhibits.

Exhibit No.	Description
99.01	Press Release of Coastcast Corporation, dated September 12, 2002.(1)

(1)
Filed solely to satisfy Coastcast's disclosure obligations under Rule 100(a) of Regulation FD and shall not be deemed an admission as to the materiality of any information contained therein.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTCAST CORPORATION (Registrant)
Date: September 13, 2002	By:	/s/ HANS H. BUEHLER Hans H. Buehler, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Press Release of Coastcast Corporation, dated September 12, 2002.

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SIGNATURE
EXHIBIT INDEX